Exhibit 99.1

For More Information, Press Only:

Stuart Hanson

(253) 677-5337

shanson@radiantdelivers.com

RADIANT LOGISTICS UNIVERSAL SHELF REGISTRATION STATEMENT DECLARED EFFECTIVE BY THE SEC

BELLEVUE, WA May 14, 2012 – Radiant Logistics, Inc. (NYSE-AMEX: RLGT), a domestic and international transportation and logistics services company, today reported that the Securities and Exchange Commission (SEC) has declared effective its $75 million universal shelf registration statement on Form S-3.

Radiant’s Chief Executive Officer, Bohn Crain, said “This represents another great milestone for Radiant and its shareholders. We continue to look for opportunities to grow our business, and we believe that this shelf registration will act as a nice complement to our existing $20.0 million credit facility with Bank of America and provides us with added flexibility to access capital to support our growth strategy.”

Under the Form S-3, the Company may from time to time issue up to $75 million of any combination of common equity, preferred equity and debt securities (including preferred equity or debt convertible into common equity or preferred equity), or warrants, rights or units consisting of any of the foregoing. The net proceeds of any such issuances by the Company are expected to be used for general corporate purposes. In addition, certain of our stockholders may sell up to 1,052,333 shares of common stock under the registration statement. The Company will not receive any proceeds from the sale of these shares.

The Company's willingness and ability to raise capital under the Form S-3 will depend upon a number of circumstances, including the Company's need for additional capital to fund operations, organic growth or acquisitions, the Company's financial and operating performance and the receptiveness of the capital markets to potential offerings by the Company. The Company does not currently have any agreements with respect to the issuance of securities pursuant to the Form S-3. The terms of any offering under the shelf registration will be determined at the time of the offering and disclosed in a prospectus supplement filed with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of any such state.

Radiant has filed registration statements with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the applicable registration statement, the applicable prospectus supplement and other documents the Company has filed with the SEC for more complete information about Radiant and any offering. A copy of the prospectus included in each registration statement may be obtained at no charge at the SEC's website at www.sec.gov. In addition, when available, copies of the prospectus, and any prospectus supplement relating to a particular offering, may be obtained by contacting Radiant Logistics, 405 114th Avenue S.E., Bellevue, WA 98004, Attn: General Counsel, (425) 943-4599.

About Radiant Logistics (NYSE Amex : RLGT)

Radiant Logistics (www.radiantdelivers.com) is a non-asset based transportation and logistics company providing domestic and international freight forwarding and fulfillment services through a network of company-owned and exclusive agent offices across North America. The company operates under the Radiant, Airgroup, Adcom, and DBA brands servicing a diversified account base including manufacturers, distributors and retailers using a network of independent carriers and international agents positioned strategically around the world.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ from our expectations, include but are not limited to, our ability to: use our Bellevue, Washington operations as a “platform” upon which we can build a profitable global transportation and supply chain management company; retain and build upon the relationships we have with our exclusive agency offices; continue the development of our back office infrastructure and transportation and accounting systems in a manner sufficient to service our expanding revenues and base of network operating locations; maintain and enhance the future operations of our company owned operating locations, continue growing our business and maintain historical or increased gross profit margins; locate suitable acquisition opportunities; secure the financing necessary to complete any acquisition opportunities we locate; assess and respond to competitive practices in the industries in which we compete, mitigate, to the best extent possible, our dependence on current management and certain of our larger exclusive agency locations; assess and respond to the impact of current and future laws and governmental regulations affecting the transportation industry in general and our operations in particular; as well as those risk factors disclosed in Item 1A of our Report on Form 10 K for the year ended June 30, 2011, other filings with the Securities and Exchange Commission and other public documents and press releases which can be found on our web-site (www.radiant-logistics.com). Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances occurring after the date hereof.

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